Net finance income:	12 Months Ended
Dec. 31, 2021
Net finance income:
Net finance income:

10.   Net finance income:

Finance income and Finance costs for the years ended December 31, 2021 and 2020 were attributed as follows:

	2021	2020

Interest income	$233	$1,045
Foreign exchange gain	1,683	179
Finance income	1,916	1,224

Interest expense on lease liability (note 5)	(29)	(17)
Interest and bank charges	(26)	(22)
Finance costs	(55)	(39)
Net finance income	$1,861	$1,185